SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                October 1, 2003
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                           SOS STAFFING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                Utah                     0-26094                 87-0295503
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(State or other jurisdiction           (Commission            (IRS Employer ID
of incorporation)                      File Number)                Number)


1415 South Main, Salt Lake City, Utah                          84115
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:         (801) 484-4400
                                                            --------------


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(Former name or former address, if changed since last report)




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Item 6.  Resignation of Registrant Director

         On October 1, 2003, SOS Staffing Services, Inc. (NASDAQ/NNM: SOSS) (the "Company") announced the resignation of Jack Henry as a member of its Board of Directors. Mr. Henry stated in his resignation that he is pursuing other business opportunities that would conflict with his status as an independent director; consequently, Mr. Henry will no longer continue his tenure as a director of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits.

                  17       Jack Henry Resignation Letter

                  99.1     Press Release, dated October 1, 2003

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SOS STAFFING SERVICES, INC.
                                              By: /s/ Kevin Hardy
                                                  ------------------------
                                              Name: Kevin Hardy
                                              Title:  Sr. Vice President and
                                                      Chief Financial Officer

Dated:  October 1, 2003


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


                                  EXHIBIT INDEX


Exhibit Number         Description

        17             Jack Henry Resignation Letter

        99.1           Press Release, dated October 1, 2003












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